UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2007

Bio-Matrix Scientific Group, Inc.
(Exact Name of Company as Specified in Charter)

Delaware	0-32201	33-0824714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8885 Rehco Road, San Diego, California 92121
(Address of Principal Executive Offices, Zip Code)

Company’s telephone number, including area code: (619) 398-3517 ext. 308

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the Following provisions:

[ ]    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e-4(c)).

Item 8.01  Other Events

On November 1, 2007, Bio-Matrix Scientific Group, Inc. was granted a Biologics license (“License”) from the Department of Health Services of the State of California. This License permits Bio-Matrix Scientific Group, Inc.’s current facility to accept and store cord blood (Stem Cells), whole blood, and various blood related specimens for cryogenic short and long term storage.

Item 9.01  Financial Statements and Exhibits

(d) 99.1  Press Release issued by Bio Matrix Scientific Group, Inc. dated November 5, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BIO-MATRIX SCIENTIFIC GROUP, INC.

By: /s/ David Koos
David Koos
Chief Executive Officer
Dated: November 4, 2007